EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207
Supplement Dated February 12, 2024
To the Summary and Statutory Prospectuses
Dated May 1, 2023
Important Information about
Allspring International Equity VT

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.
Effective April 30, 2024, the Allspring International Equity VT Subaccount (the “Allspring Subaccount”) is no longer available as an investment option under your Contract. The underlying fund of the Allspring International Equity VT Subaccount, the Allspring International Equity VT Fund, will close to new investments on April 26, 2024, and is expected to be liquidated on or about April 30, 2024.
If you have allocated Contract Value to the Allspring Subaccount, consider transferring your Contract Value to another available subaccount prior to April 30, 2024. Should you choose to request such a transfer, there will be no fees, charges, tax effects, penalties or alteration of your rights for transferring Contract Value from the Allspring Subaccount to another subaccount, and such transfers will not count toward any transfer limit under your Contract.
If a transfer request is not received by the close of business on April 29, 2024, Contract Value allocated to the Allspring Subaccount and redemption proceeds received upon the Fund’s liquidation will be reallocated to the Rydex VIF U.S. Government Money Market Subaccount, which invests in the Rydex VIF U.S. Government Money Market Fund. The investment objective of the Rydex VIF U.S. Government Money Market Fund is to provide security of principal, high current income, and liquidity. If you have instructions designating allocation to the Allspring Subaccount as part of a Dollar Cost Averaging or Asset Reallocation Option, those allocation instructions will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Allspring Subaccount), you need to submit a new form to our Administrative Office.
More detailed information regarding the investment objective, policies, risks, and expenses associated with the Rydex VIF U.S. Government Money Market Fund, and other relevant information, may be found in the fund prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. You may contact Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York to obtain additional information, including a transfer request form or a copy of the fund prospectus. The fund prospectuses are also available online at the following locations:
Contracts issued by Security Benefit Life Insurance Company
•	EliteDesigns® Variable Annuity (Contracts issued prior to April 18, 2011) – https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL
•	EliteDesigns® Variable Annuity (Contracts issued on or after April 18, 2011) – https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL
•	EliteDesigns® II Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL
Contracts issued by First Security Benefit Life Insurance and Annuity Company of New York
•	EliteDesigns® Variable Annuity (Contracts issued prior to April 18, 2011) – https://dfinview.com/SecurityBenefit/TAHD/336277504?site=PFSBL
•	EliteDesigns® Variable Annuity (Contracts issued on or after April 18, 2011) – https://dfinview.com/SecurityBenefit/TAHD/DFIN11321?site=PFSBL
•	EliteDesigns® II Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/336277116?site=PFSBL
Please Retain This Supplement For Future Reference